RELEASE OF JUDGMENT

         THIS RELEASE OF JUDGMENT ("RELEASE") is entered into this Day of July, 1999, by and between Irby Industries, Inc. f/k/a Berg Showcase Manufacturing, Inc., Berg Selector Distributors, Inc. and Terry Irby ("Creditors") two corp-orations and one individual and Kelly's Coffee Group, Inc. ("Kelly's") a Colorado corporation.

                                    RECITALS

         WHEREAS, the parties wish to reach an agreement to release the judgment held by the Creditors against Kelly's and from any and all claims arising out their relationship of whatever nature;

         WHEREAS, Creditors filed a civil action in the District Court, Boulder County, State of Colorado, in 1997, Irby Industries, Inc. F/k/a Berg Showcase Manufacturing, Inc., Berg Selector Distributors, Inc. and Terry Irby vs.
Mitchel Feinglas, Kelly's Coffee Group, Inc., Kelly-Berg Corporation of Colorado, Inc. and Stuart Benson, Case No.

97-CV-649-3, naming Kelly's as a party defendant;

         WHEREAS, On June 6, 1997 the Court entered judgment in favor of the Creditors against Kelly's and the other named Defendants;

         WHEREAS, Kelly's and the Creditors have reached an agreement for the release of the Judgment as to Kelly's Coffee Group, Inc. in exchange for the payment in cash of Twenty Thousand dollars ($20,000) and the release to be for Kelly's only and as to none of the other named Defendants in the above referenced litigation;

         NOW THEREFORE, in consideration of the premises which are specifically incorporated herein and for other good and reliable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Creditors, for himself or itself and his and its heirs, personal representatives, officers, directors, employees, successors and assigns, hereby releases Kelly's from any and all liability whatsoever from any and all claims, demands, damages, actions, causes of action, or suits of any kind or nature whatsoever, known or unknown, contingent or mature, which each had against the other from the beginning of time until the date of this instrument, including specifically the release of all claims arising from the Judgment in Case NO. 97-CV-649-3 filed in the District Court, Boulder County, State of Colorado, in which the parties hereto are named.

         2. Creditors agree to file any form required for the release of the Judgment in the above-described cause of action filed in the District Court, Boulder County, State of Colorado.

         3. Kelly's agrees to pay to Creditors the sum of Twenty Thousand dollars ($20,000), to paid in full within ten (10) days after the execution of this release by all of the Creditors and being so informed by counsel for the Creditors. Payment shall be forward in trust to said counsel and the executed release and payment shall be distributed at the same time. All payments shall be made payable to Terry Irby and the Creditors have agreed that they shall bear the obligation of division, if any, of the payments amongst themselves.

         4. The parties understand that this Release is final and binding when executed by all parties.

         5. The provisions of this Release are severable,  and if any part of it
be  found   unenforceable,   the  other  parts  shall  remain  fully  valid  and
enforceable.

         6. This Release was negotiated and is being contracted for in Colorado, and shall be governed by the laws of the State of Colorado, and the United States of America, notwithstanding any conflict-of-law provision to the contrary.

         7. This Release shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

         8. This Release contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Release. No oral understandings, statements, promises, or inducements contrary to the terms of this Release exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

                  EXECUTED THIS     DAY OF JULY, 1999.

Irby Industries, Inc. f/k/a Berg Showcase Manufacturing, Inc.


         BY:  /s/
            ---------------------------
        PRINT NAME AND TITLE:

Berg Selector Distributors, Inc.


         BY:  /s/
            --------------------------
         PRINT NAME AND TITLE:

TERRY IRBY:

Kelly's Coffee Group, Inc.


         BY:  /s/
            --------------------------
         PRINT NAME AND TITLE:

STATE OF                                                      )
                                    ss.

COUNTY OF                                                     )

         On the____ day of July, 1999 before me,  a Notary Public,  personally
appeared                                       (Office), who is personally known
        ----------------,--------------------
to me and that said document was signed on behalf of Irby Industries, Inc. f/k/a Berg Showcase Manufacturing, Inc.


                                                  -----------------------
                                                       Notary Public


STATE OF                                                      )
                                    ss.

COUNTY OF                                                     )

         On the____ day of July, 1999 before me,  a Notary Public,  personally
appeared                                       (Office), who is personally known
        ----------------,--------------------
to me and that said document was signed on behalf of Berg Selector Distributors, Inc.


                                                  -----------------------
                                                       Notary Public


STATE OF                                                      )
                                    ss.

COUNTY OF                                                     )

         ON THE day of July, 1999 before me, a Notary Public, personally appeared Terry Irby who is personally known to me and that said document was signed by him personally.


                                                  -----------------------
                                                       Notary Public

STATE OF                                                      )
                                    ss.

COUNTY OF                                                     )

         On the____ day of July, 1999 before me,  a Notary Public,  personally
appeared                                       (Office), who is personally known
        ----------------,--------------------
to me and that said document was signed on behalf of Kelly's Coffee Group, Inc..


                                                  -----------------------
                                                       Notary Public

                                      22